UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 7, 2014

STATER BROS. HOLDINGS INC.
(Exact name of registrant as specified in its charter)

001-13222
(Commission file number)

Delaware	33-0350671
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
301 S. Tippecanoe Avenue San Bernardino, California	92408
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (909) 733-5000
N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

After taking into consideration our financial results as of December 29, 2013, we had the ability and right to pay a restricted payment of up to $36.7 million.

On April 7, 2014, our Board of Directors approved the redemption and retirement of 658 shares of our Class A Common Stock for approximately $8.8 million. The redemption was for shares held by the Moseley Family Revocable Trust.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stater Bros. Holdings Inc.

Date: April 10, 2014	By: /s/ David J. Harris
David J. Harris Executive Vice President - Finance and Chief Financial Officer (Principal Financial Officer) (Principal Accounting Officer)